                                                                   EXHIBIT 10.17

                                 STANDARD LEASE

                                   Parker Business Center - Building 307 and 308
                                   ---------------------------------------------

     This Lease is made by and between the Landlord and Tenant named below.

                         ARTICLE 1. - BASIC LEASE TERMS

     For purposes of this Lease, the following terms shall have the meanings set forth below:

     1.1  Landlord.   Parker-Raleigh Development XXX, LLC
          --------

     1.2  Tenant.     Lipomed, Inc. a Delaware corporation
          -------     ------------------------------------

     1.3  Manager.    Parker Lincoln Developers, Inc.
          -------

     1.4  Building. The Buildings, including the Premises) known as 2500 Sumner
          --------                                                  -----------
Boulevard, Raleigh, North Carolina 27616, located on that tract of land (the
----------------------------------------
"Land") described on Exhibit A hereto, together with all other buildings, structures, fixtures and other improvements (the "Buildings") located thereon from time to time, being presently as depicted on the drawing (the "Site Plan") attached hereto as Exhibit B. The Building, Buildings and the Land are collectively referred to herein as the "Property."

     1.5  Premises. The floor space and interior wall and ceiling space of that
          --------
portion of the Buildings outlined in red or highlighted on Exhibit C attached hereto, resulting in an aggregate of approximately 85,000 square feet of gross
                                                   ------
leasable area known as Buildings 307 (39,820 square feet) and 308 (33,180 square feet) and a 12,000 square foot connector (the "Connector") between the Buildings all as shown on Exhibit C. Landlord will construct the "Improvements" (as defined in the Addendum) and deliver Building 307 to Tenant first. The Commencement Date for Building 307 is anticipated to be December 15, 2001. Prior to completion of the Improvements in Building 307, Landlord will begin construction of the Improvements in Building 308 and the Connector. The Commencement Date for the Connector and Building 308 is anticipated to be July 1, 2002.

     1.6  Lease Term. 10 years, 6 months and 14 days beginning on the
          ----------  --        -            --
Commencement Date for Building 307.

     1.7  Commencement Date. The "Commencement Date" for each Building shall be
          -----------------
the earlier of the date that Tenant takes possession of the Premises or ten (10) days after Landlord notifies Tenant that the Building is, or will be by a date certain, ready for Tenant to take possession. The Commencement Date shall constitute the commencement of the Lease Term for all purposes, whether or not Tenant has actually taken possession as evidenced by a Certificate of Occupancy. By mutual agreement of the parties, the Commencement Date may be changed. Within thirty (30) days after the Commencement Date for each Building, Landlord will provide to Tenant a letter acknowledging the Commencement, Rental Commencement (if different) Expiration Dates, and the square footage of the Building which letter will then be attached hereto as Exhibit D. Notwithstanding anything herein to the contrary, the Lease Term shall extend through and end on the last day of the last month of the Term. If Tenant is permitted access to the Premises prior to the Commencement Date, such early entry will be subject to all the terms and provisions of this Lease as though the Commencement Date had occurred, unless otherwise agreed to in writing by Landlord. The Rental Commencement for each Building shall be the fifteenth (15 th) day after the Commencement Date except as provided in the Addendum.

     1.8  Base Rent. Base Rent is:
          ---------

---------------------------------------------------------------------------------------------------------------------

              Months                 Per Square Foot              Annually                         Monthly
---------------------------------------------------------------------------------------------------------------------
 1 through 6 -  Building 307             $11.85                         N/A                      $ 39,322.25
---------------------------------------------------------------------------------------------------------------------
 Approximately 7 through 12 -            $11.85                         N/A                      $ 83,937.50
 Building 308 and the Connector
---------------------------------------------------------------------------------------------------------------------
 13 through 24                           $12.15                    $1,032,750.00                 $ 86,062.50
---------------------------------------------------------------------------------------------------------------------
 25 through 36                           $12.45                    $1,058,250.00                 $ 88,187.50
---------------------------------------------------------------------------------------------------------------------
 37 through 48                           $12.76                    $1,084,600.00                 $ 90,383.33
---------------------------------------------------------------------------------------------------------------------
 49 through 60                           $13.08                    $1,111,800.00                 $ 92,650.00
---------------------------------------------------------------------------------------------------------------------
 61 through 72                           $13.41                    $1,139,850.00                 $ 94,987.50
---------------------------------------------------------------------------------------------------------------------
 73 through 84                           $13.75                    $1,168,750.00                 $ 97,395.83
---------------------------------------------------------------------------------------------------------------------
 85 through 96                           $14.09                    $1,197,650.00                 $ 99,804.17
---------------------------------------------------------------------------------------------------------------------
 97 through 108                          $14.44                    $1,227,400.00                 $102,283.33
---------------------------------------------------------------------------------------------------------------------
 109 through 120                         $14.80                    $1,258,000.00                 $104,833.33
---------------------------------------------------------------------------------------------------------------------
 121 through 126 + 14 days               $15.17           $694,870.34 (6 months, 14 days)        $107,454.17
---------------------------------------------------------------------------------------------------------------------

     1.9  Security Deposit. Security Deposit is a $1,500,000.00 letter of credit
          ----------------                                      ----------------
in the form specified in the Addendum, due at execution of the Lease.
--------------------------------------------------------------------

     1.10 Addresses.
          ---------

Landlord's Address:                               Tenant's Address:                   Manager's Address:
                         UNTIL THE Commencement Date   AS OF THE Commencement Date
Post Office Box 58036    3009 New Bern Avenue          2500 Sumner Boulevard          Post Office Box 58036
                                                       -----------
Raleigh, NC 27658        Raleigh, NC 27610             Raleigh, NC  27616             Raleigh, NC  27658
                         -----------------
ATTN: Legal Department   ATTN: Richard A. Franco       ATTN: Richard A. Franco        ATTN: Accounting Department
                               -----------------

Landlord, Tenant and Manager, by written notice to the others may change from time to time the foregoing addresses, and Landlord, by written notice to Tenant, may notify Tenant from time to time of the appointment of a new Manager and such new Manager's address.

     1.11  Permitted Use: laboratory, testing and related assembly, distribution
           ---------------------------------------------------------------------
and offices.
-----------

     1.12  Common Areas. Such parking areas, streets, driveways, aisles,
           ------------
sidewalks, curbs, delivery passages, loading areas, lighting facilities, and all other areas situated on or in the Property which are designated by Landlord, from time to time, for use by all tenants of the Property in common.

     1.13  Proportionate Share. The proportion, expressed as a percentage, that
           -------------------
the gross leasable area in square feet in the Premises, as determined by Landlord, bears to the total number of constructed gross leasable area in square feet in the Building or Buildings (measured outside wall to outside wall), as reasonably determined by Landlord, as of the date that the computation is made. The Connector and Building 307 shall be measured upon completion but prior to the Commencement Date. Landlord shall adjust the computation if additional square footage is added to the Building or Buildings or to the Premises.

     1.14  Estimated Initial Common Area Costs Payment (Includes Common Area
           -------------------------------------------
Maintenance, Taxes and Insurance):

           PSF    2002 rate to be determined      Annual $ TBD     Monthly $ TBD
           ---    --------------------------      ------   ---     -------   ---

     1.15  Total Rental:
           ------------

           (The total of the Base Rent for Year One and the Estimated Initial Common Area Costs Payments for the balance of the calendar year in which the lease commences.)

                                         Annual $ TBD       Monthly $ TBD
                                         ------   ---       -------   ---

     1.16 Guarantor(s). The guarantor(s) of Tenant's obligations under this Lease is (are)

                                       N/A
     ---------------------------------------------------------------------------

                ARTICLE 2. - GRANTING CLAUSE AND RENT PROVISIONS

     2.1   Grant of Premises. In consideration of the obligation of Tenant to
           -----------------
pay the Base Rent and other charges as provided in this Lease and in consideration of the other terms and provisions of this Lease, Landlord hereby leases the Premises to Tenant during the Lease Term, subject to the terms and provisions of this Lease.

     2.2   Base Rent. Tenant agrees to pay monthly as Base Rent during the term
           ---------
of this Lease the sum of money set forth in Section 1.8 of this Lease, which amount shall be payable to Landlord at the address shown above or at such other address that Landlord in writing shall notify Tenant. One (1) monthly installment of Base Rent for Building 307 shall be due and payable on the date of execution of this Lease by Tenant for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date during the term of this Lease, without demand, offset or deduction; provided, if the Commencement Date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. The first month's Base Rent for Building 308 and the Connector shall be due at the Commencement Date thereof and thereafter, as set forth above. Tenant shall pay, as "Additional Rent," all other sums due under this Lease. Base Rent and Additional Rent are sometimes collectively referred to herein as "Rent."

     2.3   Common Area Costs. As used in this Lease, the term "Common Area
           -----------------
Costs" shall mean all expenses of Landlord with respect to the maintenance, servicing, repairing and operation of the Property, including, but not limited to the following: maintenance, repair, and replacement costs; electricity, fuel, water, sewer, gas and other utility charges; security, window washing and janitorial services; trash and snow and ice removal; landscaping and pest control; management fees payable to Landlord, Landlord's affiliates or third parties; wages and benefits payable to employees of Landlord whose duties are directly connected with the operation and maintenance of the Property; all services, supplies, repairs, replacement or other expenses for maintaining and operating the Property; the cost, including interest, amortized over its useful life, of any capital improvement made to the Property by Landlord after the date of this Lease which is required under any governmental law or regulation that was not applicable to the Property at the time it was constructed; the cost, including interest, amortized over its useful life, of installation of any device or other equipment which improves the operating efficiency of any system within the Premises and thereby reduces operating expenses; all other expenses which generally would be regarded as operating and maintenance expenses which would reasonably be amortized over a period not to exceed five (5) years; all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owner's association which accrue against the Property during the term of this Lease; governmental levies or charges of any kind or nature assessed or imposed on the Property, whether by state, county, city or any political subdivision thereof; and all insurance premiums Landlord is required to pay or deems necessary to pay, including public liability insurance, with respect to the Property. The term operating expenses does not include the following: expenses for repairs, restoration or other work occasioned by fire, wind, the elements or other casualty that are covered by insurance; income and franchise taxes of Landlord; expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses and expenses for the renovating of space for new tenants; interest or principal payments on any mortgage or other indebtedness of Landlord; compensation paid to any employee of Landlord above the grade of property manager; any depreciation allowance or expenses; or operating expenses which are the responsibility of Tenant, or any other tenant. Prior to the Commencement Date, and from time to time thereafter, Landlord shall deliver to Tenant its estimate of the Common Area Costs to be incurred during the then-current calendar year. Landlord may adjust the estimate from time to time during the year to which it relates. Tenant shall have the right to audit Landlord's Books and Records as set forth in the Addendum.

     2.4   Common Area Costs Payments. Tenant, on the first day of each month
           --------------------------
during the Lease Term shall pay to Landlord, as Additional Rent, without offset or deduction, an amount equal to one-twelfth (1/12) of Tenant's Proportionate Share of the estimated Common Area Costs as calculated by Landlord (prorated for any partial month). The Estimated Initial Common Area Costs Payment due from Tenant for the balance of the calendar year in which the Lease commences shall be the sum set forth in Section 1.14 above. All sums payable as Additional Rent under the terms of this Section shall be subject to adjustment as provided in
Section 2.5.

     2.5   Adjustments to Common Area Costs. Within one hundred twenty (120)
           --------------------------------
days following the end of each calendar year, Landlord shall furnish to Tenant a statement showing the total actual Common Area Costs for the calendar year just expired, the amount of Tenant's Proportionate Share of the Common Area Costs, and payments made by Tenant during such calendar year under Section 2.4. If Tenant's Proportionate Share of the actual Common Area Costs for such calendar year exceeds the aggregate of Tenant's monthly payments made during the calendar year just expired, Tenant shall pay to Landlord the deficiency within thirty
(30)
days after receipt of said statement. If Tenant's payments exceed Tenant's Proportionate Share of the actual Common Area Costs as shown on such statement, Tenant shall be entitled to offset the excess against payments thereafter becoming due as Tenant's Proportionate Share of Common Area Costs. No portion of the Common Area Costs paid by Tenant under this Article 2 shall be credited against Base Rent or any other rental obligations hereunder. If such excess occurs during the last year of the Lease Term, Landlord shall be obligated to pay any such excess to Tenant within ninety (90) days after expiration of the Lease. This obligation survives termination of Lease. Common Area Costs (excluding Taxes and Insurance) shall not increase by more than ten percent (10%) per square foot, per year.

     2.6   Late Payment. Other remedies for nonpayment of Rent notwithstanding,
           ------------
if any payment of Base Rent or Additional Rent is not received by Landlord on or before the fifth (5th) business day of the month for which the Rent is due, or if any other payment hereunder due Landlord by Tenant is not received by Landlord on or before the fifth (5th) business day of the month next following the month in which Tenant was invoiced, Tenant shall also pay (a) a late payment charge of five percent (5%), but not less than $100.00, of such past due amount and (b) interest of eighteen percent (18%) per annum or the maximum then allowed by applicable law, whichever is less, on the remaining unpaid balance, retroactive to the date originally due until paid. Notwithstanding the foregoing, Landlord shall not invoke its rights to late payment fees unless Tenant is late in payment on more than one (1) occasion per year in each Lease year and provided such payment is made by the fifteenth (15 th) of that month.

     2.7   Increase in Insurance Premiums. If an increase in any insurance
           ------------------------------
premiums paid by Landlord for the Property is caused by Tenant's use of the Premises, or if Tenant vacated the Premises and caused an increase in such premiums, then Tenant shall pay as Additional Rent the amount of such increase to Landlord. Tenant agrees to pay any amounts due under this Section within ten
(10) days following receipt of the invoice showing the Additional Rent due. Tenant shall be given written notice of the increase in premiums and a right to cure the cause of such increase prior to being obligated to pay such additional premiums, if possible.

     2.8   Security Deposit. This provision shall only apply in the event that
           ----------------
Tenant substitutes a cash deposit in accordance with Paragraph 4 of the Addendum. The Security Deposit set forth in Section 1.9 (if any) shall be held by Landlord for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of Rent or a measure of Landlord's damage in case of default hereunder by Tenant, and shall be held by Landlord without payment of any interest thereon. Upon the occurrence of any event of default by Tenant under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrears of Rent, or to repair any damage or injury, or pay any expense or liability incurred by Landlord as a result of the event of default or breach of covenant, and any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon the termination of this Lease. If any portion of the Security Deposit is so used or applied, Tenant shall upon ten (10) days written notice from Landlord, deposit with Landlord by cash or cashier's check an amount sufficient to restore the Security Deposit to its original amount. The Security Deposit may be assigned and transferred by Landlord to the successor in interest of Landlord and, upon acknowledgment by such successor of receipt of such security and its assumption of the obligation to account to Tenant for such security in accordance with the terms of this Lease, Landlord shall thereby be discharged of any further obligation relating thereto.

     2.9   Notice to Vacate. (SEE ADDENDUM.)
           ----------------

     2.10  Holding Over. If Tenant does not vacate the Premises upon the
           ------------
expiration or earlier termination of this Lease, Tenant shall be a tenant at sufferance for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord (in addition to Additional Rent payable under Section 2.3 and any other sums payable under this Lease) as Base Rent for the period of such holdover an amount equal to one and one-half times the Base Rent which would have been payable by Tenant had the holdover period been a part of the original term of this Lease (without waiver of Landlord's right to recover damages as permitted by law). Upon the expiration or earlier termination of this Lease, Tenant agrees to vacate and deliver the Premises, and all keys thereto, to Landlord upon delivery to Tenant of notice from Landlord to vacate. The rental payable during the holdover period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without the consent of Landlord shall operate to extend the term of this Lease. If Tenant holds over without Landlord's consent, Tenant shall indemnify Landlord against all claims made by any tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

                   ARTICLE 3. - OCCUPANCY, USE AND OPERATIONS

     3.1   Use and Operation of Tenant's Business. Tenant warrants and
           --------------------------------------
represents to Landlord that the Premises shall be used and occupied only for the purpose as set forth in Section 1.11. Tenant shall occupy the Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance to other tenants in the Property. Tenant shall at all times operate its business in a first class manner. Tenant shall not conduct any auction or fire or bankruptcy sale in the Premises. Tenant shall not solicit business, distribute handbills or display merchandise within the Common Areas, or take any action, which would interfere with the rights of other persons to use the Common Areas. Tenant shall not permit any operation which emits any odor or matter which intrudes into other portions of the Property, use any apparatus or machine which makes undue noise or causes vibration in any portion of the Property or otherwise interfere with, annoy or disturb any other tenant in its normal business operations or Landlord in its management of the Property. Tenant shall neither permit any waste on the Premises nor allow the Premises to be used in any way that would in the opinion of Landlord, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the Property.

     3.2   Signs. Tenant shall be responsible for the installation of a sign
           -----
within thirty (30) days of occupancy in accordance with the sign criteria attached hereto as Exhibit G. No other sign of any type or description shall be erected, placed or painted in or about the Premises or the Property without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed and Landlord reserves the right to remove, at Tenant's expense, all signs other than signs approved in writing by Landlord under this Section 3.2, without notice to Tenant and without liability to Tenant for any damages sustained by Tenant as a result thereof. Tenant shall be liable to Landlord for any cost or expense incurred by Landlord in removing such sign and for any damage caused by the removal of such sign unless caused by Landlord's negligence in the removal. Landlord reserves the right, in Landlord's discretion, to permit a sign or signs which deviate from the Landlord's then-established sign criteria, and such permission by Landlord to any tenant or tenants shall not give rise to any rights in any other tenants to object thereto or to require Landlord to permit such other tenant to deviate from the criteria. Nothing contained herein shall limit Landlord's right to modify or amend such criteria from time to time.

     3.3   Compliance with Laws, Rules and Regulations.
           -------------------------------------------

          (a) Landlord represents that the Premises will comply with all applicable laws, regulations and codes at the Commencement Date. Thereafter, Tenant, at Tenant's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over the use, condition or occupancy of the

Premises. Tenant shall procure at its own expense all permits and licenses required for the transaction of its business in the Premises.

          (b) The "Americans with Disabilities Act of 1990" (the "ADA") is a federal law that prohibits discrimination on the basis of disability. The requirements of this act vary with the type of business the Tenant is engaged in and the number of employees the Tenant has both at this, and other locations. The Landlord is not qualified to determine which provisions of the ADA apply to Tenant. Therefore, the Tenant shall determine if the Premises complies with the accessibility guidelines under ADA and advise the Landlord if any physical modifications to this Premises are required to meet the Tenants needs under this law, or any other law, code or regulations. Modifications requested by Tenant to the Premises shall be made by the Landlord, and the Tenant shall pay Landlord the full cost of the modifications requested. The Tenant shall indemnify and hold harmless the Landlord and its agents and employees from and against all claims, damages, losses and expenses, including but not limited to reasonable Attorney's fees, arising out of or resulting from the Tenants compliance or failure to comply with the ADA or other laws, codes or regulations. Tenant shall not be responsible for ADA compliance in the Common Areas or the exterior of the Building unless required in connection with Tenant's use of the Premises or resulting from Tenant's seeking a building permit.

          (c) Tenant will comply with the rules and regulations of the Property adopted by Landlord attached hereto as Exhibit E. If Tenant is not complying with such rules and regulations, or if Tenant is in any way not complying with this Article 3, then, notwithstanding anything to the contrary contained herein, Landlord may, at its election, enter the Premises without liability therefor and fulfill Tenant's obligations.

Tenant shall reimburse Landlord on demand, as Additional Rent, for any expenses, which Landlord may incur in effecting compliance with Tenant's obligations, and agrees that Landlord shall not be liable for any damages resulting to Tenant from such action except due to Landlord's negligence or willful misconduct. Landlord shall have the right at all times to change and amend the rules and regulations in any reasonable manner as it may deem advisable for the safety, care, cleanliness, preservation of good order and operation or use of the Property or the Premises. All changes and amendments to the rules and regulations of the Property will be forwarded by Landlord to Tenant in writing and shall thereafter be carried out and observed by Tenant.

     3.4   Warranty of Possession. Landlord and Tenant each warrants that it has
           ----------------------
the right and authority to execute this Lease, and Landlord warrants to Tenant, that upon payment of the required rents by Tenant and subject to the terms, conditions, covenants and agreements contained in this Lease, Tenant shall have possession of the Premises during the full term of this Lease, as well as any extension or renewal thereof, without hindrance from Landlord or any person or persons lawfully claiming the Premises by, through or under Landlord (but not otherwise); subject, however, to all mortgages, deeds of trust, leases and agreements to which this Lease is subordinate and to all laws, ordinances, orders, rules and regulations of any governmental authority. Landlord shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Tenant's use and enjoyment of the Premises but shall make reasonable efforts (as determined by Landlord) to correct the problem.

     3.5   Inspection. With reasonable prior notice and subject to accompaniment
           ----------
by Tenant, except in the event of an emergency. Landlord or its authorized agents shall at any and all reasonable times have the right to enter the Premises to inspect the same, to supply janitorial service or any other service to be provided by Landlord, to show the Premises to prospective mortgagees, purchasers or prospective tenants (within the last six (6) months of the Lease
Term), and to alter, improve or repair the Premises or any other portion of the Property provided that such entry does not unreasonably interfere with Tenant's use or occupancy of the Premises. Tenant hereby waives any claim for abatement or reduction of rent, or for any damages for injury, or inconvenience to, or interference with, Tenant's business, for any loss or occupancy or use of the Premises, and for any other loss occasioned thereby unless such loss was caused by the negligence or willful misconduct of Landlord. Landlord shall have the right at all times to enter the Premises by any means in the event of an emergency without liability therefor.

     3.6   Personal Property Taxes. Tenant shall be liable for all taxes levied
           -----------------------
against leasehold improvements, merchandise, personal property, trade fixtures and all other taxable property located in the Premises. If any such taxes for which Tenant is liable are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord, upon demand, that part of such taxes for which the Tenant is primarily liable pursuant to the terms of this Section. Tenant shall pay when due any and all taxes related to Tenant's use and operation of its business in the Premises.

     3.7   Garbage. All garbage and refuse shall be kept in an area designated
           -------
by Landlord and in the kind of container specified by Landlord and shall be placed outside of the Premises daily, prepared for collection in the manner and at the times and places specified by Landlord. If Landlord provides or designates a service for collection of refuse and garbage, Tenant shall use it, at Tenant's expense, provided the cost thereof is competitive with any identical service available to Tenant.

                       ARTICLE 4. - UTILITIES AND SERVICE

     4.1   Utility Services. Landlord shall provide or cause to be provided the
           ----------------
mains, conduits and other facilities necessary to supply water, gas, electricity, telephone service and sewage service to the Premises. Tenant shall, however, be responsible, at its expense, to make provisions for connecting or hooking up to such utilities, directly with the appropriate utility company furnishing same.

     4.2   Tenant Responsible for Charges. Tenant shall promptly pay all charges
           ------------------------------
and deposits for electricity, water, gas, telephone service and sewage service and other utilities furnished to the Premises. Landlord may, if it so elects, furnish one or more utility services to Tenant, and in such event, Tenant shall purchase the use of such services as are tendered by Landlord, and shall pay on demand the rates established therefor by Landlord which shall not exceed the rate which would be charged for the same services if furnished to Tenant directly by the local public utility furnishing the same to the public at large and including any discounts or credits obtained by Landlord. Landlord may at any time discontinue furnishing any such service without obligation to Tenant other than to connect the Premises to the public utility, if any, furnishing such service.

     4.3   Landlord's Services. Landlord shall provide routine maintenance,
           -------------------
painting and electrical lighting service for all Common Areas and special service areas of the Property in the manner and to the extent deemed by Landlord to be standard in the Raleigh, North Carolina market. Landlord may, in its sole discretion, provide additional services not enumerated herein.

     4.4   No Liability. Landlord shall not be liable for any interruption
           ------------
whatsoever in utility services not furnished by it, nor for interruption in utility service furnished by it which are due to fire, accident, strikes, acts of God, riot, civil commotion, terrorist act, national emergency, shortage of labor or materials or other causes beyond the control of Landlord or in order to make alterations, repairs or improvements unless such interruption was because of the negligence or willful misconduct of Landlord. Moreover, Landlord shall not be liable for any interruption of such utility services, which continues during any reasonable period necessary to restore such service upon the occurrence of any of the foregoing conditions unless due to Landlord's negligence or willful misconduct. Failure by Landlord to any extent to provide any services of Landlord specified herein or any other services not specified, or any cessation thereof, shall not render Landlord liable in any respect for damages to either person or property, be construed as an eviction of Tenant, or an abatement of rent or relieve Tenant from fulfillment of any covenant in this Lease unless such interruption was because of the negligence or willful misconduct of Landlord. If any of the equipment or machinery necessary or useful for provision of any utility services, and for which Landlord is responsible, breaks down, or for any cause ceases to function properly, shall use reasonable diligence to repair the same promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruption in service occasioned from the repairs unless such failure to function was because of the negligence or willful misconduct of Landlord.

     4.5   Theft or Burglary. Unless due to the negligence or willful misconduct
           -----------------
of Landlord, Landlord shall not be liable to Tenant for losses to Tenant's property or personal injury caused by criminal acts or entry by unauthorized persons into the Premises or the Property.

                      ARTICLE 5. - REPAIRS AND MAINTENANCE

     5.1   Landlord Repairs. Landlord shall not be required to make any
           ----------------
improvements, replacements or repairs of any kind or character to the Premises during the Term of this Lease except as are set forth in this Section or the Addendum. Landlord shall maintain only the roof, foundation, parking and Common Areas, and the structural soundness of the Buildings. Landlord's cost of maintaining and repairing the items set forth in this Section are subject to the additional rent provisions in Section 2.3 and 2.4. Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any damages nor to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Landlord under this Lease unless caused by Landlord's negligence or willful misconduct.

     5.2   Tenant Repairs. Tenant shall maintain, at its sole and direct cost,
           --------------
the Premises in a first-class condition (except for those items listed under Section 5.1). Without limiting the generality of the foregoing, Tenant shall maintain and keep in good repair except for normal wear and tear (including replacement when necessary):

          (a) the interior of the Premises, including walls, floors and ceilings;

          (b) all windows and doors, including frames, glass, molding and hardware;

          (c) all wires and plumbing within the Premises which serve the Premises (as distinguished from those serving the Building generally);

          (d) all signs, air conditioning and heating equipment (see attached Rules and Regulations for service requirements), mechanical doors and other mechanical equipment situated on or in the Premises or serving the Premises (as distinguished from those serving the Building generally); and

          (e) those utility facilities that are not maintained by Landlord hereunder. Tenant shall further make all other repairs to the Premises made necessary by Tenant's failure to comply with its obligations under this Section. All fixtures installed by Tenant shall be new or shall have been completely and recently reconditioned.

On the Commencement Date, Landlord shall assign to Tenant the warranty covering the new HVAC unit and any other warranties on any portions or components of the Premises, which Tenant is required to maintain or repair under this Lease.

     5.3   Request for Repairs. All requests for repairs or maintenance to
           -------------------
Landlord pursuant to Section 5.1 of this Lease must be made in writing to Landlord at the address in Section 1. except, in an emergency situation, a telephone call shall be acceptable with a written follow-up. All repairs must be completed within a reasonable period of time.

     5.4   Tenant Damages. Tenant shall not allow any damage to be committed on
           --------------
any portion of the Premises or Property, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver the Premises to Landlord in as good condition as existed at the Commencement Date of this Lease, ordinary wear and tear, and loss by insured casualty excepted. The cost and expense of any repairs necessary to restore the condition of the Premises shall be borne by Tenant.

                    ARTICLE 6. - ALTERATIONS AND IMPROVEMENTS

     6.1   Construction. If any construction of tenant improvements is necessary
           ------------
for the initial occupancy of the Premises, such construction shall be accomplished and the cost of such construction shall be borne by Landlord and/or Tenant in accordance with Exhibit F and/or the Addendum (if any) attached hereto. Except as expressly provided in this Lease, Tenant acknowledges and agrees that Landlord has not undertaken to perform any modification, alteration or improvements to the Premises, and Tenant further waives any defects in the Premises and acknowledges and accepts (1) the Premises as suitable for the purpose for which they are leased and (2) the Property and every part and appurtenance thereof as being in good and satisfactory condition subject to a "Punch List" to be prepared and agreed upon by Landlord and Tenant at occupancy. If any improvements, modifications or alterations, beyond those specified on Exhibit F or the Addendum, are required for Tenant's initial occupancy of the Premises, due solely to Tenant's use of the Premises, by any governmental or municipal body or agency or are required by any law, rule, regulation, ordinance, code or order, Tenant shall be solely responsible for all associated costs. After the Commencement Date, if any improvements, modifications or alterations are required by any governmental or municipal body or agency or due to any law, rule, regulation, code, ordinance or order, as a result of Tenant's use of the Premises, Tenant shall be solely responsible for all associated costs. Upon the request of Landlord, Tenant shall deliver to Landlord a completed Acceptance of Premises Memorandum in Landlord's prescribed form. If Landlord pays for the cost of construction of any Tenant improvements and the cost is amortized over the Lease Term and included in the Base Rent, Landlord shall be entitled to collect the unpaid balance in the event that the Lease is terminated or Tenant's right to possession of the Premises is terminated due to a default by Tenant.

     6.2   Tenant Improvements. Tenant shall not make or allow to be made any
           -------------------
alterations, physical additions or improvements in or to the Premises without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed. Any alterations, physical additions or improvements to the Premises made by or installed by either party hereto shall remain upon and be surrendered with the Premises and become the property of Landlord upon the expiration or earlier termination of this Lease without credit to Tenant; provided, however, Landlord, at its option, may require Tenant to remove any physical improvements or additions and/or repair any alterations in order to restore the Premises to the condition existing at the time Tenant took possession, all costs of removal and/or alterations to be borne by Tenant. Notwithstanding the foregoing, Tenant may request in writing that Landlord make a determination at the time of consent as to whether the Tenant improvements will have to be removed at the end of the Lease Term. This clause shall not apply to moveable equipment, furniture or moveable trade fixtures owned by Tenant, which may be removed by Tenant at the end of the term of this Lease. Tenant shall have no authority or power, express or implied, to create or cause any mechanic's or materialmen's lien, charge or encumbrance of any kind against the Premises, the Property or any portion thereof. Tenant shall promptly cause any such liens that have arisen by reason of any work claimed to have been undertaken by or through Tenant to be released by payment, bonding or otherwise within thirty (30) days after request by Landlord, and shall indemnify Landlord against losses arising out of any such claim (including, without limitation, reasonable legal fees and court costs).

     6.3   Common and Service Area Alterations. Landlord shall have the right to
           -----------------------------------
decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in, about or on the exterior of the Property, or any part thereof exclusive of the Premises, and to change, alter, relocate, remove or replace service areas and/or Common Areas, and to otherwise alter or modify the Property exclusive of the Premises, and for such purposes, to take such measures for safety or for the expediting of such work as may be required, in Landlord's judgment, all without affecting any of Tenant's obligations hereunder, provided such changes do not unreasonably interfere with Tenant's use and enjoyment of the Premises.

                       ARTICLE 7. - CASUALTY AND INSURANCE

     7.1   Substantial Destruction. If in the reasonable determination of
           -----------------------
Landlord the Premises should be totally destroyed by fire or other casualty, or if in the reasonable determination of Landlord the Premises should be damaged so that rebuilding cannot reasonably be completed substantially within one hundred and eighty (180) working days after Landlord's receipt of written notification by Tenant of the destruction, or if the Premises are damaged or destroyed by casualty not covered by the standard broad form of fire and extended coverage insurance then in common use in the State of North Carolina, then, at Landlord's and Tenant's option, this Lease shall terminate and, in such case, the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

     7.2   Partial Destruction. If following damage or destruction to the
           -------------------
Premises by fire or other casualty, this Lease is not terminated pursuant to
Section 7.1 hereof, this Lease shall not terminate, and Landlord shall proceed, to the extent of insurance proceeds actually received by Landlord after the exercise by any mortgagee of the Property of an option to apply proceeds against Landlord's debt to such mortgagee, with reasonable diligence to rebuild or repair the Building or other improvements to substantially the same conditions in which they existed as of the Commencement Date, normal wear and tear excepted. If the Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Tenant, its agents, employees, invitees or those for whom Tenant is responsible, the Base Rent payable under this Lease during the period for which the Premises are untenantable until the Premises are returned to the condition that existed as of the Commencement Date shall be reduced to an amount determined by multiplying the Base Rent that would otherwise be payable but for this provision by the ratio that the portion of the Premises not rendered untenantable bears to the total net rentable area of the Premises prior to the casualty. Landlord's obligation to rebuild or restore under this Section shall be limited to restoring the Premises to substantially the condition in which the same existed prior to the casualty including the Improvements as defined in the Addendum, exclusive of improvements constructed by Tenant , and Tenant shall, promptly after the completion of such work by Landlord, proceed with reasonable diligence and at Tenant's sole cost and expense to restore those improvements for which Tenant is responsible to substantially the condition in which the same existed prior to the casualty and to otherwise make the Premises suitable for Tenant's use. If Landlord fails to substantially complete the necessary repairs or rebuilding within one hundred and eighty (180) working days from the date of Landlord's receipt of written notification by Tenant of the destruction, Tenant may at its own option terminate this Lease by delivering written notice of termination to Landlord, whereupon all rights and obligations under this Lease shall cease to exist.

     7.3   Property Insurance. Landlord shall at all times during the term of
           ------------------
this Lease insure the Property against all risk of direct physical loss in an amount and with such deductibles as Landlord considers reasonably appropriate; provided, Landlord shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Tenant upon or within the Premises, any fixtures installed or paid for by Tenant upon or within the Premises, or any improvements which Tenant may construct on the Premises. Tenant shall have no right in or claim to the proceeds of any policy of insurance maintained by Landlord even if the cost of such insurance is borne by Tenant as set forth in Article 2. Landlord shall have the right to self-insure against the above-described risk provided Landlord gives advance written notice to Tenant. Tenant at all times during the term of this Lease shall, at its own expense, keep in full force and effect insurance against fire and such other risks as are from time to time included in standard all-risk insurance policy (including coverage against vandalism, theft, burglary, and malicious mischief) for the Premises and the full replacement cost of Tenant's trade fixtures, furniture, supplies and all items of personal property of Tenant located on or within the Premises. Tenant's policy shall also include business interruption/extra expense coverage in sufficient amounts. Landlord shall be a named insured on said policy.

     7.4   Waiver of Subrogation. Anything in this Lease to the contrary
           ---------------------
notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the Property, or personal property within the Property, by reason of fire or the elements, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees. Landlord and Tenant agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this Section, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

     7.5   Hold Harmless. Unless and to the extent caused by Landlord's
           -------------
negligence or willful misconduct, Landlord shall not be liable to Tenant or to Tenant's customers, employees, agents, guests or invitees, or to any other person whomever, for any injury to persons or damage to property on or about the Premises, including but not limited to, consequential damage, (1) caused by any act or omission of Tenant, its employees, subtenants, licensees and concessionaires or of any other person entering the Property or the Premises by express or implied invitation of Tenant, or (2) arising out of the use of the Premises or the Property by Tenant, its employees, subtenants, licensees, concessionaires or invitees, or (3) arising out of any breach or default by Tenant in the performance of its obligations hereunder, or (4) caused by the improvements located in the Premises becoming out of repair or by defect in or failure of equipment, pipes, or wiring, or by broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Premises or Property, or (5) arising out of the failure or cessation of any service provided by Landlord (including security service and devices), and Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from any liability, loss, expense or claim (including, but not limited to reasonable attorneys' fees) arising out of such damage or injury. Nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Property or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord acting within the scope of their authority. Further, Tenant specifically agrees to be responsible for and indemnify and hold Landlord harmless from any and all damages or expenses of whatever kind arising out of or caused by a burglary, theft, vandalism, malicious mischief or other illegal acts performed in, at or from the Premises unless caused by Landlord's negligence or willful misconduct. Landlord hereby agrees to indemnify Tenant and hold Tenant harmless from any liability, loss, expense or claim (including, but not limited to reasonable attorneys' fees) arising out of the negligence or willful misconduct of Landlord.

     7.6   Insurance. Tenant at all times during the Lease shall, at its own
           ---------
expense, keep in full force and effect the following policies:

     (a) commercial general liability insurance with "personal injury" coverage and contractual liability coverage, with minimum combined bodily injury and property damage limit of $1,000,000 per occurrence per location subject to no deductible.

     (b) Affording coverage under the Workers Compensation laws of the State of North Carolina and Employers Liability coverage subject to a limit of no less than $100,000 each employee, $100,000 each accident, $500,000 policy limit.

     (c) Tenant shall maintain umbrella liability insurance at not less than a $1,000,000 limit providing excess coverage over all limits and coverages noted in 7.6.a and 7.6.b above.

     (d) At all times when a "boiler," as that term is defined for the purposes of boiler insurance, is located within the Premises, Tenant shall carry, at its expense, boiler insurance with policy limits of not less than One Hundred Thousand Dollars ($100,000.00) insuring both Landlord and Tenant against loss or liability caused by the operation or malfunction of such boiler.

     These policies shall be written on an occurrence basis. All policies noted above shall be written with insurance companies licensed to do business in the State of North Carolina and rated no lower than A: 10 in the most current edition of A.M. Best's Casualty Key Rating Guide. All policies shall be endorsed to provide that in the event of cancellation, non-renewal or material modification, Landlord shall receive thirty (30) days written notice thereof. Landlord shall be an additional insured on the policies . Definition of additional insured shall include all partners, officers, directors, employees, agents and representatives of the named entities including its managing agent. Further, coverage for additional insured shall apply on a primary basis irrespective of any other insurance, whether collectible or not. All insurance policies or duly executed certificates for the same required to be carried by Tenant under this Lease, together with satisfactory evidence of the payment of the premium thereof, shall be deposited with Landlord on the date Tenant first occupies the Premises and upon renewals of such policies not less than fifteen
(15) days prior to the expiration of the term of such coverage. All insurance required to be carried by Tenant under this Lease shall be in form and content, and written by insurers acceptable to Landlord, in its reasonable discretion. If Tenant shall fail to comply with any of the requirements contained relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord, on demand as additional rent hereunder, the premium cost thereof.

     7.8   Hazardous Materials. Throughout the term of this Lease, Tenant shall
           -------------------
prevent the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials (as hereinafter defined) on, under, in, above, to, or from the Premises other than in strict compliance with all applicable federal, state, and local laws, rules, regulations and orders. For purposes of this provision, the term "Hazardous Materials" shall mean and refer to any wastes, materials, or other substances of any kind or character that are or become regulated as hazardous or toxic, or which require special handling or treatment, under any applicable local, state or federal law, rule, regulation or order. In addition, the term "Hazardous Materials" includes (i) oil of any kind and in any form, including, but specifically not limited to, petroleum, crude oil, diesel oil, fuel oil, gasoline, lubrication oil, oil refuse, oil mixed with other waste, oil sludge, petroleum related products or by-products, and all other liquid hydrocarbons, regardless of specific gravity, whether singly or in combination with other substances; and (ii) natural gas, synthetic gas usable for fuel, and mixtures of natural gas and such synthetic gas. If Tenant, its employees, agents contractors, subtenants, licensees, concessionaires, invitees or guests shall violate this provision, Tenant shall indemnify, defend, and hold Landlord, its affiliates and their employees, agents, officers, directors, members and managers, harmless from and against the following:

          (a) any loss, cost, expense, claim, liability, injury or damage (incidental, consequential, indirect and direct), including, but not limited to, reasonable attorneys fees and expert and consulting fees, arising out of any investigation, monitoring, clean-up, containment, removal, storage, or restoration work (herein referred to as "Remedial Work") required by, or incurred by Landlord or any other person or party in a reasonable belief that such Remedial Work is required by any applicable federal, state or local law, rule, regulation or order, or by any governmental agency, authority, or political subdivision having jurisdiction over the Premises, and

          (b) any claims of third parties for any loss, cost, expense, claim, liability, injury or damage (incidental, consequential, indirect and direct), including, but not limited to, reasonable attorneys fees and expert and consulting fees, arising out of the presence, release, threatened release or discharge of any Hazardous Materials on, under, in, above, to, or from the Premises.

     In the event any Remedial Work is required under any applicable federal, state, or local law, rule, regulation or order, as a result of any violation by
                                                -------------------------------
Tenant of the foregoing, Tenant shall promptly perform or cause to be performed
-----------------------
such Remedial Work in compliance with such law, rule, regulation, or order. In the event Tenant shall fail to commence the Remedial Work in a timely fashion, or shall fail to prosecute diligently the Remedial Work to completion, such failure shall constitute an Event of Default on the part of Tenant under the terms of this Lease, and Landlord, in addition to any other rights or remedies afforded it hereunder, may, but shall not be obligated to, upon thirty (30) days prior notice to Tenant (except in the event of exigent circumstances), cause the Remedial Work to be performed, and Tenant shall promptly reimburse Landlord for the cost and expense thereof upon demand.

Landlord represents and warrants to Tenant that, to the best of Landlord's knowledge, as of the Commencement Date, no Hazardous Materials are present on, under, in or above the Property in violation of any applicable federal, state or local laws, rules, regulations or orders. Landlord shall indemnify, defend and hold Tenant, its directors, employees, and officers harmless from and against any loss, cost or damage arising out of any Hazardous Materials being present on, under, in or above the Property as of the Commencement Date, or arising out of any Hazardous Materials present, released or discharged following the Commencement Date which are the result of the acts or omissions of Landlord.

                            ARTICLE 8. - CONDEMNATION

     8.1   Substantial Taking. If in the reasonable determination of Landlord
           ------------------
all or a substantial part of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and in the reasonable determination of Landlord and Tenant the taking would prevent or materially interfere with the use of the Premises for the purpose for which it is then being used, this Lease shall, at the option of either Landlord or Tenant, terminate and the Rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority.

     8.2   Partial Taking. If in the reasonable determination of Landlord a
           --------------
portion of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in Section 8.1 above, Landlord shall restore and reconstruct, to the extent of condemnation proceeds (excluding any proceeds for land) actually received after the exercise by any mortgagee of the Property of an option to apply such proceeds against Landlord's debt to such mortgagee, the Property and other improvements on the Premises to the extent necessary to make it reasonably tenantable. The Base Rent payable under this Lease during the unexpired portion of the term shall be reduced to an amount determined by multiplying the Base Rent that would otherwise be payable but for this provision by the ratio that the portion of the Premises not rendered untenantable bears to the total net rentable area of the Premises prior to the casualty. If Landlord fails to substantially complete such restoration and reconstruction within one hundred and eighty (180) working days of the date of the physical possession by the condemning authority, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord, whereupon all rights and obligations of this Lease shall cease to exist.

     8.3   Condemnation Proceeds. All compensation awarded for any taking (or
           ---------------------
the proceeds of private sale in lieu thereof), whether for the whole or a part of the Premises, shall be the property of Landlord (whether such award is compensation for damages to Landlord's or Tenant's interest in the Premises) and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for taking of Tenant's fixtures and other property within the Premises if a separate award for such items is made to Tenant.

                       ARTICLE 9. - ASSIGNMENT OR SUBLEASE

     9.1   Tenant Assignment. Tenant shall not assign, in whole or in part, this
           -----------------
Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (including without limitation by merger, dissolution or transfer of a controlling interest in any partnership or corporate Tenant unless such transfer of control occurs in connection with any public offering of the Shares of Common Stock of the Tenant or if such transfer of control results from additional debt or equity financings, which merger, dissolution or transfer shall be deemed an assignment) or mortgage or pledge the same, or sublet the Premises, in whole or in part, without the prior written consent of Landlord, not to be unreasonably withheld, conditioned, or delayed, and in no event shall any such assignment or sublease ever release Tenant or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof without also obtaining such
                                                     ---------------------------
consent from Landlord. Notwithstanding the foregoing, Tenant may, without
---------------------
Landlord's consent but upon notice to Landlord, assign this Lease or sublet the Premises, in whole or in part, to any entity controlled by, controlling or under common control with Tenant or to any entity succeeding to Tenant or Tenant's business by merger or purchase of assets, provided the assignee's credit is at least as good as Tenant's at the time of the Commencement Date.

     9.2   Conditions of Tenant Assignment. If Tenant desires to assign or
           -------------------------------
sublet all or any part of the Premises, it shall so notify Landlord in writing at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease and such information as Landlord might reasonably request concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within fifteen (15) days after Landlord's receipt of Tenant's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Landlord shall have the following options:

               (1) cancel this Lease as to the Premises or portion thereof proposed to be assigned or sublet;

               (2) consent to the proposed assignment or sublease, and, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Tenant shall pay to Landlord one-half of all such excess rent and other excess consideration within ten (10) days following receipt thereof by Tenant; or

               (3) refuse, in its reasonable discretion and judgment, to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Landlord gives Tenant written notice stating otherwise.

     Upon the occurrence of an event of default by Tenant under this Lease, if all or any part of the Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties belonging to Tenant on the Premises to secure payment of such sums. No collection directly by Landlord from the assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor from the further performance of its obligations under this Lease. All reasonable legal fees and expenses incurred by Landlord in connection with the review by Landlord of Tenant's requested assignment or sublease pursuant to this Section, together with any reasonable legal fees and disbursements incurred in the preparation and/or review of any documentation, shall be the responsibility of Tenant and shall be paid by Tenant within five (5) days of demand for payment thereof, as rental hereunder. If the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the Rent payable under this Lease for such space, Tenant shall pay to Landlord one-half of such excess rent and other excess consideration within ten (10) days, following receipt thereof by Tenant.

     9.3   Landlord Assignment. Landlord shall have the right to sell, transfer
           -------------------
or assign, in whole or in part, its rights and obligations under this Lease and in the Property. Any such sale, transfer or assignment shall operate to release Landlord from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer except to the extent that Landlord fails to transfer the Security Deposit.

     9.4   Rights of Mortgagee. Tenant accepts this Lease subject and
           -------------------
subordinate to any recorded lease, mortgage or deed of trust lien presently existing, if any, or hereafter encumbering the Property and to all existing ordinances and recorded restrictions, covenants, easements, and agreements with respect to the Property. Landlord hereby is irrevocably vested with full power and authority to subordinate Tenant's interest under this Lease to any mortgage or deed of trust lien hereafter placed on the Property. Upon any foreclosure, judicially or non-judicially, of any such mortgage, or the sale of the Property in lieu of foreclosure, or any other transfer of Landlord's interest in the Property, whether or not in connection with a mortgage, Tenant hereby does, and hereafter agrees to attorn to the purchaser at such foreclosure sale or to the grantee under any deed in lieu of foreclosure or to any other transferee of Landlord's interest, and shall recognize such purchaser, grantee, or other transferee as Landlord under this Lease, and no further attornment or other agreement shall be required to effect or evidence Tenant's attornment to and recognition of such purchaser or grantee as Landlord hereunder provided Tenant is given a Non-Disturbance and Attornment Agreement. Such agreement of Tenant to attorn shall survive any such foreclosure sale, trustee's sale, conveyance in lieu thereof, or any other transfer of Landlord's interest in the Property. Tenant, upon demand, at any time, before or after any such foreclosure sale, trustee's sale, conveyance in lieu thereof, or other transfer shall execute, acknowledge, and deliver to the prospective transferee and/or mortgage a Lease Subordination, Non-Disturbance and Attornment Agreement and any additional written instruments and certificates evidencing such attornment as the mortgagee or other prospective transferee may reasonably require. Notwithstanding anything to the contrary implied in this Section, any mortgagee under any mortgage shall have the right at any time to subordinate any such mortgage to this Lease on such terms and subject to such conditions as the mortgagee in its discretion may consider appropriate.

     9.5   Estoppel Certificates. Tenant agrees to furnish, from time to time,
           ---------------------
within ten (10) days after receipt of a request from Landlord or Landlord's mortgagee, a statement certifying, if applicable, all or some of the following:
Tenant is in possession of the Premises; the Lease is in full force and effect; the Lease is unmodified (except as disclosed in such statement); Tenant claims no present charge, lien, or claim of offset against Rent; the Rent is paid for the current month, but it is not prepaid for more than one (1) month and will not be prepaid for more than one (1) month in advance; there is no existing default by reason of some act or omission by Landlord; that Landlord has performed all inducements required of Landlord in connection with this Lease, including construction obligations, and Tenant accepts the Premises as constructed; an acknowledgment of the assignment of rentals and other sums due hereunder to the mortgagee and agreement to be bound thereby; an agreement requiring Tenant to advise the mortgagee of damage to or destruction of the Premises by fire or other casualty requiring reconstruction; an agreement by Tenant to give the mortgagee written notice of Landlord's default hereunder and to permit the mortgagee to cure such default within a reasonable time after such notice before exercising any remedy Tenant might possess as a result of such default; and such other matters as may be reasonably required by Landlord's mortgagee. Tenant's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Landlord, that Landlord is not in default of any of its obligations under this Lease, and that Landlord has not received more than one (1) month's Rent in advance.

                               ARTICLE 10. - LIENS

     10.1  INTENTIONALLY DELETED

     10.2  INTENTIONALLY DELETED

     10.3 Upon request of Tenant or Tenant's assignees or any subtenant, Landlord shall execute and deliver a Landlord Waiver in the form attached hereto as Exhibit H.

                       ARTICLE 11. - DEFAULT AND REMEDIES

     11.1  Default by Tenant. The following shall be deemed to be events of
           -----------------
default by Tenant under this Lease:

               (1) Tenant shall fail to pay within five (5) days of written notice any installment of Rent or any other payment required pursuant to this Lease;

               (2) Tenant shall vacate, abandon or cease to operate its business for a period of more than 5 business days in any substantial portion of the Premises (other than for renovation or casualty) (If Tenant vacates or ceases to operate its business in the Premises it must continue to comply with all other obligations of the Lease and maintain one (1) full-time security guard in the Premises during normal business hours.);

               (3) Tenant or any guarantor of Tenant's obligations hereunder shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due, or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder;

               (4) Tenant or any guarantor of Tenant's obligations hereunder shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors;

               (5) Tenant shall do or permit to be done any act which results in a lien being filed against the Premises or the Property;

               (6) the liquidation, termination, dissolution or (if the Tenant is a natural person) the death of Tenant or any guarantor of Tenant's obligations hereunder;

               (7) Tenant shall be in default of any other term, provision or covenant of this Lease, and such default is not cured within thirty (30) days after written notice thereof to Tenant.

     11.2  Remedies for Tenant's Default. Upon the occurrence of any event of
           -----------------------------
default set forth in this Lease, Landlord shall have the option to pursue any one or more of the remedies set forth in this Section 11.2 without any additional notice or demand:

               (1) Without declaring the Lease terminated, Landlord may enter upon and take possession of the Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Premises without being liable for any claim for damages, and relet the Premises and receive the rent directly by reason of the reletting. Tenant agrees to pay Landlord on demand all amounts then due under this Lease, any deficiency that may arise by reason of any reletting of the Premises and the unpaid balance of any amortized construction cost of Tenant improvements; further, Tenant agrees to reimburse Landlord for any reasonable expenditure made by it in order to relet the Premises, including, but not limited to, remodeling and repair costs, brokerage commissions free rent or rental concessions and attorneys' fees.

               (2) Without declaring the Lease terminated, Landlord may enter upon the Premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any reasonable expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease; further, Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this Lease caused by the negligence of Landlord or otherwise.

               (3) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to surrender the Premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Premises without being liable for any claim for damages. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer for any reason due to the termination of this Lease under this Section 11.2, including (without limitation) past due amounts, any remaining unpaid balance of amortized construction costs, loss and damage due to the failure of Tenant to maintain and/or repair the Premises as required hereunder and/or due to the inability of Landlord to relet the Premises on reasonably satisfactory terms or otherwise.

     Landlord's exercise, following a default by Tenant under this Lease, of any right granted hereunder or under any applicable law to lock out or change the locks securing the Premises shall not impose upon Landlord any duty to notify Tenant of the name and address or telephone number of the individual or company from whom a new key may be obtained, nor shall Landlord have any duty to provide Tenant with a new key or any other means of access to the Premises. To the maximum extent permitted by law, Landlord and Tenant agree that the parties hereto intend that all rights and remedies of Landlord under this Lease shall supersede any conflicting provisions of the General Statutes of North Carolina, and any amendments, modifications, recodification or other changes thereto.

     Notwithstanding any other remedy set forth in this Lease, if Landlord has made rent concessions of any type or character, or waived any Base Rent, and Tenant fails to take possession of the Premises on the Commencement Date or otherwise defaults at any time during the term of this Lease beyond any applicable cure periods, the rent concessions, including any waived Base Rent, shall be canceled and the amount of the Base Rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any Base Rent had ever been granted. A rent concession or waiver of the Base Rent shall not relieve Tenant of any obligation to pay any other charge due and payable under this Lease. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Landlord only by written notice of such termination to Tenant given in accordance with Section 13.7 below, and no other act or omission of Landlord shall be construed as a termination of this Lease.

     11.3  Remedies Cumulative. All rights and remedies of Landlord herein or
           -------------------
existing at law or in equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the rights to the exercise of any other.

                            ARTICLE 12. - DEFINITIONS

     12.1  Abandon. "Abandon" means the vacating of all or a substantial portion
           -------
of the Premises by Tenant or of any Landlord approved assignee or sublet tenant, whether or not Tenant is in default of the rental or other payments due under this Lease.

     12.2  Act of God or Force Majeure. An "act of God" or "force majeure" is
           ---------------------------
defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections, and/or any other cause not reasonably within the control of a party or which by the exercise of due such party is
                                                              ----------
unable wholly or in part, to prevent or overcome.

                           ARTICLE 13. - MISCELLANEOUS

     13.1  Waiver. Failure of Landlord to declare an event of default
           ------
immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Article 11 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy hereunder or at law constitute forfeiture or waiver of any rent or damages accruing to Landlord by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Landlord to enforce one or more of the remedies provided hereunder or at law upon any event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms provisions and covenants contained in this Lease. Waiver by Landlord of any default by Tenant hereunder shall in no event be deemed or construed to be a waiver of identical or similar future defaults. Landlord may collect and receive rent due from Tenant without waiving or affecting any rights or remedies that Landlord may have at law or in equity or by virtue of this Lease at the time of such payment. To the maximum extent allowable pursuant to applicable law, institution of a summary ejectment action to re-enter the Premises shall not be construed to be an election by Landlord to terminate this Lease.

     13.2  Act of God. Neither party shall be required to perform any covenant
           ----------
or obligation in this Lease, or be liable in damages to the other party, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by such other party.

     13.3  Attorney's Fees. If either party defaults in the performance of any
           ---------------
of the terms, covenants agreements or conditions contained in this Lease and the non-defaulting party places in the hands of any attorney the enforcement of all or any part of this Lease, the collection of any rent or other sums due or to become due or recovery of the possession of the Premises, the defaulting party agrees to pay the non-defaulting party's cost of collection, including reasonable attorneys' fees, whether suit is actually filed or not.

     13.4  Successors. This Lease shall be binding upon and inure to the benefit
           ----------
of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns.

     13.5  Rent Tax. If applicable in the jurisdiction where the Premises are
           --------
situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the Base Rent, Additional Rent, Common Area Costs, or other charge upon which the tax is based as set forth above.

     13.6  Interpretation. The captions appearing in this Lease are for
           --------------
convenience only and in no way define, limit, construe or describe the scope or intent of any Section. Grammatical changes required to make the provisions of this Lease apply (1) in the plural sense where there is more than one tenant and
(2) to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. The laws of the State of North Carolina shall govern the validity, performance and enforcement of this Lease. This Lease shall not be construed more or less favorably with respect to either party as a consequence of the Lease or various provisions hereof having been drafted by one of the parties hereto.

     13.7  Notices. All rent and other payments required to be made by Tenant
           -------
shall be payable to Landlord, in care of Manager, at Manager's address set forth on page 1 (or if no address be set forth for Manager, to Landlord at Landlord's address set forth on page 1). All payments required to be made by Landlord to Tenant shall be payable to Tenant at Tenant's address set forth on page 1. Any notice or document (other than rent) required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered when deposited in the United States Mail, postage prepaid, certified mail, return receipt required, addressed to the parties at the respective addresses set forth on page 1, or to such other addresses as the parties may have designated by written notice to each other, with copies of notices to Landlord being sent to Landlord's address as shown on page 1. Manager shall be a co-addressee with Landlord on all notices sent to Landlord by Tenant hereunder, and any notice sent to Landlord and not to Manager, also, in accordance with this section shall be deemed ineffective.

     13.8  Submission of Lease. SUBMISSION OF THIS LEASE TO TENANT FOR SIGNATURE
           -------------------
DOES NOT CONSTITUTE A RESERVATION OF SPACE OR AN OPTION TO LEASE. THIS LEASE IS NOT EFFECTIVE UNTIL EXECUTION BY BOTH LANDLORD AND TENANT.

     13.9  Corporate Authority. If Tenant executes this Lease as a corporation
           -------------------
or a partnership (general or limited), Tenant represents and warrants that:
Tenant is a duly authorized and existing corporation or partnership (general or limited), Tenant is qualified to do business in the state in which the Premises are located, the corporation or partnership (general or limited) has full right and authority to enter into this Lease, each person signing on behalf of the corporation or partnership (general or limited) is authorized to do so, and the execution and delivery of the Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement, or other contract or instrument to which Tenant is a party or by which Tenant may be bound.

     13.10 Multiple Tenants. If this Lease is executed by more than one person
           ----------------
or entity as "Tenant," each such person or entity shall be jointly and severally liable hereunder. It is expressly understood that any one of the named Tenants shall be empowered to execute any modification, amendment, exhibit, floor plan, or other document herein referred to and bind all of the named Tenants thereto; and Landlord shall be entitled to rely on same to the extent as if all of the named Tenants had executed same.

     13.11 Tenant's Financial Statements. Tenant represents and warrants to
           -----------------------------
Landlord that, as of the date of execution of this Lease by Tenant, the financial statements, if any, of Tenant provided to Landlord prior to or simultaneously with the execution of this Lease accurately represent the financial condition of Tenant as of the dates and for the periods indicated therein, such financial statements are true and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements included therein not misleading and there has been no material adverse change in the financial condition or business prospects of Tenant since the respective dates of such financial statements. If there is a material adverse change in Tenant's financial condition, Tenant will give immediate notice of such material adverse change to Landlord. If Tenant fails to give such immediate notice to Landlord, such failure shall be deemed an event of default under this Lease. Landlord agrees to keep all financial or other information received from Tenant strictly confidential and will not disclose such information to any person other than Landlord's mortgagees, accountants, attorneys or employees who have a need to know such information.

     13.12 Severability. If any provision of this Lease or the application
           ------------
thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. Each covenant and agreement contained in this Lease shall be construed to be a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Landlord shall not discharge or relieve Tenant from Tenant's obligation to perform each and every covenant and agreement of this Lease to be performed by Tenant.

     13.13 Landlord's Liability. If Landlord shall be in default under this
           --------------------
Lease and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the Property as the same may then be encumbered and neither Landlord nor any other person or entity comprising Landlord shall be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than the Property, nor any person or entity comprising Landlord other than its interest in the Property as herein expressly provided.

     13.14 Sale of Property. Upon any conveyance, sale or exchange of the
           ----------------
Premises or assignment of this Lease, Landlord shall be and is hereby entirely free and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission relating to the Premises or this Lease occurring after the consummation of such sale or exchange and assignment.

     13.15 Time is of the Essence. The time of the performance of all of the
           ----------------------
covenants, conditions and agreements of this Lease is of the essence.

     13.16 Subtenancies. At Landlord's option, the voluntary or other surrender
           ------------
of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger of estates and shall operate as an assignment of any or all permitted subleases or subtenancies.

     13.17 Common Areas. Landlord reserves the right to change, from time to
           ------------
time, the dimensions and location, identity and type of any buildings comprising the Building, and to construct additional buildings or additional stories on existing buildings or other improvements on the Property, provided that such changes and additional construction do not materially or adversely affect parking and signage for the Premises. Landlord reserves the right to change, from time to time, the dimensions and location of the Common Area and to allow the Common Area to be put to such uses, as Landlord shall, from time to time, deem desirable, provided that Tenant's use and enjoyment of, access to and parking for the Premises and/or the Common Areas is not materially adversely affected thereby for an unreasonable period of time and during such time Tenant has an alternate means of access to the Premises. Tenant and its employees and customers shall have the nonexclusive right to use the Common Area in common with Landlord, other tenants of the Property and other persons designated by Landlord, subject to reasonable rules and regulations governing use that Landlord from time to time prescribes. Tenant shall not solicit business, distribute handbills or display merchandise within the Common Area, or take any action, which would interfere with the rights of other persons to use the Common Area. Landlord may temporarily close any part of the Common Area to make repairs or alterations. Tenant acknowledges that Landlord may be required to grant to major tenants of the Property the right to display and sell merchandise and services on portions of the Common Area, and the rights herein granted to Tenant shall be inferior to any such rights granted to major tenants. The Common Area shall be under Landlord's sole operation and control. Tenant shall be responsible for and shall indemnify and hold Landlord harmless from any liability, loss or damage arising out of or caused by Tenant, its employees, subtenants, licensees, concessionaires, agents, suppliers, vendors, or service contractors, to any part of the Common Area, or to the Property whether such damages be structural or nonstructural.

     13.18 Parking. Landlord will provide, at no additional cost, as many
           -------
parking spaces as required by the City of Raleigh (for the square footage of the Premises' but in no event less than two and one-half (2.5) spaces per one thousand (1,000) square feet. Landlord may, from time to time, designate specific areas in which vehicles owned by Tenant and its employees shall be parked, and Tenant shall use best efforts to see that such vehicles are parked in such areas. Upon request, Tenant shall furnish to Landlord a

                                                            Please Initial
complete list of the license numbers of all vehicles operated by Tenant and its employees.

     13.19 Tenant's Indemnities. All representations, warranties and indemnities
           --------------------
given by Tenant or Landlord pursuant to this Lease shall survive the expiration or earlier termination of the Lease Term.

              ARTICLE 14. - AMENDMENT AND LIMITATION OF WARRANTIES

     14.1  Entire Agreement. IT IS EXPRESSLY AGREED BY TENANT, AS A MATERIAL
           ----------------
CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THE SUBJECT MATTER OF THIS LEASE OR OF ANY EXPRESSLY MENTIONED EXTRINSIC DOCUMENTS THAT ARE NOT INCORPORATED IN WRITING IN THIS LEASE OR IN SUCH DOCUMENTS.

     14.2  Amendment. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED
           ---------
EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LANDLORD AND TENANT.

     14.3  Limitation of Warranties. LANDLORD AND TENANT EXPRESSLY AGREE THAT
           ------------------------
THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TENANT EXPRESSLY ACKNOWLEDGES THAT LANDLORD HAS MADE NO WARRANTIES OR REPRESENTATIONS CONCERNING ANY HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL MATTERS AFFECTING ANY PART OF THE PROPERTY, AND LANDLORD HEREBY EXPRESSLY DISCLAIMS AND TENANT WAIVES ANY EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO ANY SUCH MATTERS.

     14.4  Waiver and Releases. TENANT SHALL NOT HAVE THE RIGHT TO WITHHOLD OR
           -------------------
TO OFFSET RENT OR TO TERMINATE THIS LEASE EXCEPT AS EXPRESSLY PROVIDED HEREIN. TENANT WAIVES AND RELEASES ANY AND ALL STATUTORY LIENS AND OFFSET RIGHTS.

     14.5  Non-Disclosure of Lease Terms. NOTWITHSTANDING ANYTHING CONTAINED
           -----------------------------
WITHIN THIS LEASE TO THE CONTRARY, IF TENANT DISCLOSES ANY OF THE MATERIAL TERMS AND/OR PROVISIONS OF THIS LEASE, INCLUDING BUT NOT LIMITED TO THE BASE RENT, TENANT'S COMMON AREA COSTS OR ANY CAPS ON SUCH COSTS, THE TENANT FINISH OUT ALLOWANCE, TENANT'S PROPORTIONATE SHARE OF GENERAL TAXES OR ANY CAP ON SUCH EXPENSE, TENANT'S PROPORTIONATE SHARE OF INSURANCE PREMIUMS OR ANY CAP ON SUCH EXPENSE, OR THE LEASE TERM TO ANY PERSON OR ENTITY NOT A PARTY TO THIS LEASE, EXCEPT TENANT'S ATTORNEY AND TENANT'S REAL ESTATE REPRESENTATIVE (BUT ONLY TO BE USED FOR PURPOSES OF THIS TRANSACTION AND NO OTHER), THEN TENANT SHALL BE LIABLE FOR ALL DAMAGE OR INJURY TO LANDLORD RESULTING FROM TENANT'S FAILURE TO KEEP ALL SUCH INFORMATION CONFIDENTIAL AND TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM ANY DAMAGE, LOSS OR INJURY OCCASIONED THEREBY. IN THE ALTERNATIVE, AND AT LANDLORD'S SOLE OPTION, IF DAMAGES ARE DIFFICULT TO CALCULATE, TENANT SHALL PAY LIQUIDATED DAMAGES EQUAL TO ONE (1) MONTH'S BASE RENT AS DEFINED IN
ARTICLE 1 HEREOF.

     14.6 The parties shall prepare, execute and record a memorandum of this Lease, which shall include a summary of the basic terms of the Lease, including the names of the parties, the Lease Term, and all extended term periods, a description of the Premises.

     15.1  Addendum. The Addendum attached hereto is incorporated herein by
           --------
reference as if set forth verbatim. In the event of a conflict between the terms and conditions of the Addendum and the Lease, the Addendum shall govern and control. All terms defined herein have the same meaning in the Addendum as herein.

     IN WITNESS WHEREOF, the parties have executed this Lease causing their respective seals to be affixed hereto.

     EXECUTED by Tenant on ________________________________________, 2001, and
by Landlord on October 4, 2001, to be effective upon full execution by Landlord
               ---------
and Tenant.

                                            LANDLORD:

                                            PARKER-RALEIGH DEVELOPMENT XXX, LLC
                                            By: Parker Lincoln Developers, Inc.,
                                                    its Managing Agent

ATTEST:

/s/  Vickie B. Poor                         By: /s/ David L. Brady, CEO  (SEAL)
-------------------------------                 -------------------------

Asst.  Secretary                                    Vice President
----                                                ----

(CORPORATE SEAL)

                                            TENANT:

                                            LIPOMED, INC.,
                                                    a Delaware corporation

ATTEST:

/s/ Fred D. Hutchison                       By: /s/ Richard A. Franco    (SEAL)
-------------------------------                 -------------------------

Asst. Secretary                             _____________ Chairman
-----

(CORPORATE SEAL)                            Name:  ______________________
                                                       Type or Print

                                                                  Please Initial

                                    Exhibit A

                                Legal Description

                             Parker Business Center
                                  Building #307
                              2540 Sumner Boulevard
                                Raleigh, NC 27616



BEING all of lot 16 (consisting of 3.507 acres) as shown on Plat entitled "Subdivision and Right of Way Dedication Map of Parker Business Center" prepared by Kenneth Close, Inc., Land Surveying and recording in Book of Maps 1998, Page 201, Wake County Registry.




                             Parker Business Center
                                  Building #308
                              2500 Sumner Boulevard
                                Raleigh, NC 27616



BEING all of Lot 17 (consisting of 3.016 acres) as shown on Plat entitled "Recombination Map of Parker Business Center Lots 17 - 19" prepared by Kenneth Close, Inc., Land Surveying and recording in Book of Maps 2000, Page 201, Wake County Registry.

                                                                  Please Initial

                                    EXHIBIT B

                                    SITE PLAN

                             Parker Business Center
                             Raleigh, North Carolina





                               [MAP APPEARS HERE]

                                                                  Please Initial

                                    EXHIBIT C
                                  BUILDING PLAN

                             Parker Business Center

                      Buildings 307, 308 and the Connector

                    2500 Sumner Boulevard, Raleigh, NC 27616

                              [TO BE FORTHCOMING.]

                                                                  Please Initial

                                    EXHIBIT D

                               Commencement Letter

                              [TO BE FORTHCOMING.]

                                                                  Please Initial

                                    EXHIBIT E

                               RULES & REGULATIONS

The following rules and regulations will remain in full force and affect until Landlord notifies Tenant of any changes in writing.

   1.  Access to the Building. Access to the Premises shall be gained by use of
       ----------------------
       a key to the outside doors of the Premises. Landlord may, from time to time, establish security controls for the purpose of regulating access to the Building. Tenant shall abide by all such security regulations to be established.

   2.  Protecting Premises. Before leaving the Premises unattended, Tenant shall
       -------------------
       close and securely lock all doors or other means of entry to the Premises. Tenant must maintain an adequate number of suitable fire extinguisher on the Premises at all times for use in case of fire, including electrical or chemical fires.

   3.  Large Articles. Furniture, freight and other large or heavy articles may
       --------------
       be brought into the Building only at times and in the manner designated by Landlord and always at Tenant's sole responsibility. All damage to the Building, its furnishing, fixtures or equipment by moving or maintaining such furniture, freight or articles shall be repaired at the expense of Tenant.

   4.  Signs. Tenant shall not paint, display, inscribe, maintain or affix any
       -----
       sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Building, or any part of the inside of the Premises which can be seen from the outside of the Premises, without the written consent of the Landlord, and then only such name or names or matter and in such color, size, style, character and material as shall be first approved Landlord in writing. Landlord reserves the right to remove, at the Tenant's expense, all matter other than that above provided for without notice to Tenant. Under no circumstances shall Tenant display or cause or allow to be displayed, on or in the Premises, any sign for a real estate company, broker, brokerage company or person or company engaged in the leasing of real property other than Parker Lincoln Commercial Realty, Inc. Further, Tenant shall not place a "For Rent" or "For Lease" sign in or on the Premises.

   5.  Compliance with Laws. Tenant shall comply with all applicable laws,
       --------------------
       ordinances, governmental orders or regulations and applicable orders or directions from any public office or body having jurisdiction, whether now existing or hereinafter enacted with respect to the Premises and the use or occupancy thereof. Tenant shall not make permit any use of the Premises which directly or indirectly is forbidden by law, ordinance, governmental regulations or order or direction of applicable public authority, or which may be dangerous to person or property.

   6.  Waste Disposal. Tenant must keep, and prepare for collection, all garbage
       --------------
       and refuse in a container approved by Landlord. Landlord must also approve the location of the container. Tenant will be responsible for the cost of container and the cost of trash removal. Tenant must not burn trash or garbage of any kind on or about the Premises or the Building or Property where located.

   7.  Antenna or satellite dish. Tenant may not erect any aerial, antenna or
       -------------------------
       satellite dish on the roof or exterior walls of the Premises or on the grounds. Any such installation will be subject to removal without notice at any time.

   8.  Obstruction of Public Areas. Tenant may not place or permit any
       ---------------------------
       obstructions, materials or equipment in the outside areas adjoining the Premises without the written consent of the Landlord. All equipment, merchandise, freight or other materials must be moved inside the Premises at the end of each business day. Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything in, or obstruct in any way, any sidewalk, court, passageway, entrance, or shipping area. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by the Building employees) that are any time being taken from the Premises directly to the areas designated for disposal. All courts, passageways, entrances, exits, elevators, escalators, stairways, corridors, halls and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of Landlord shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals within the normal course of Tenant's business unless such persons are engaged in illegal activities.

   9.  Defacing Premises and Overloading. Tenant shall not place anything or
       ---------------------------------
       allow anything to be placed in the Premises near the glass of any door, partition, wall or window, which may be unsightly from outside the Premises. Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls: blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices shall not be placed in or about the outside windows in the Premises. Tenant shall not do any painting or decorating in the Premises or install any floor coverings in the Premises or make, paint, cut or drill into, or in any way deface any part of the Premises or Building without in each instance obtaining the prior written consent of Landlord. Tenant shall not overload any floor or part thereof in the Premises, or any facility in the Building or any public corridors or elevators therein by bringing in or removing any large or heavy articles and Landlord may direct and control the location of safes, files, and all other heavy articles and, if considered necessary by Landlord, require supplementary supports at Tenant's expense of such material and dimensions necessary to properly distribute the weight.

   10. Additional Locks. Tenant shall not attach or permit to be attached
       ----------------
       additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door

                                                             Please Initial
       other than those provided by Landlord. Upon termination of this lease or termination of Tenant's possession, Tenant shall surrender all keys to the Premises.

   11. Communication or Utility Connections. If Tenant desires signal, alarm or
       ------------------------------------
       other utility or similar service connections installed or changed, Tenant shall not install or change the same without the approval of Landlord, and then only under the direction of Landlord and at Tenant's expense. Tenant shall not install in the Premises any equipment, which requires a substantial amount of electrical current without the advance written consent of Landlord. Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current, which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building, and shall not in any event connect a greater load that which is safe.

       Tenant shall not operate any electrical device from which may emanate electrical waves, which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere and/or cause distributing noises or vibrations. Tenant shall not use any illumination or power for the operation of any equipment or device other than electricity.

   12. Parking. Parking is in designated parking areas only. There should not be
       -------
       any parking in the "no parking" zones or at curbs. Handicapped spaces are for handicapped persons and the Police Department will ticket unauthoriz-ed (unidentified) cars in handicapped spaces. Tenant's employees should not use visitor parking spaces. Storage of vehicles on the parking lot is prohibited except with the written consent of the Landlord. Landlord will designate tenant employee parking.

   13. Pest Control. Tenant must keep the Premises free from pests, insects and
       ------------
       rodents by using a professional pest-exterminating contractor when needed, at Tenant's expense.

   14. Restrooms. The restrooms, toilets, urinals, vanities and the other
       ---------
       apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, or damage resulting form the violation of this rule shall be borne by Tenant who, or whose employees or invitees, shall have caused it.

   15. Solicitation. Tenant shall not make any room-to-room canvass to solicit
       ------------
       business from other tenants in the Building or on the Property and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified herein and specific authority granted in the Lease. Tenant, his employees, and agents, may not solicit business in the parking lot or other common areas and may not distribute handbills or other advertising matter in automobiles parked in the parking area or other common area.

   16. Energy Conservation. Tenant shall not waste electricity, water, heat or
       -------------------
       air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall not allow the adjustment (except by Landlord's authorized Building personnel) of any controls.

   17. Intoxication. Landlord reserves the right to exclude or expel from the
       ------------
       Property any person who, in the judgement of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Property.

   18. Nuisances and Certain Other Prohibited Uses. Tenant shall not:
       -------------------------------------------

       (a) engage in any mechanical business, utilize any article or thing, or engage in any service in or about the Premises or Property, except those ordinarily embraced within the permitted use of the Premises;

       (b)  use the Premises for housing, lodging, or sleeping purposes;

       (c) create excessive noise, place a musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises;

       (d) bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a blind person) or other animal or bird;

       (e) cause or permit any noxious or offensive odors, fumes, gases, smoke, dust, steam or vapors;

       (f) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Property.


   19. HVAC Equipment. All heating and air conditioning equipment must be
       --------------
       maintained by Tenant and inspected and serviced by a qualified, licensed contractor on a quarterly basis. The quarterly inspections and service must occur no later than March 31, June 30, September 30, and December 31 of each calendar year. Within ten (10) days of each quarterly inspection and service date, Tenant must provide to Landlord a report from the contractor performing such inspection and service. If the Commencement Date of Tenant's Lease is less than sixty-day (60 days) from the next scheduled quarterly inspection and service date, Tenant shall be permitted to skip such inspection and service and begin on the following date. If Tenant fails to have the quarterly inspection and service performed in accordance with this provision or fails to provide the required report to Landlord, Landlord may have the inspection and service performed and bill Tenant for the cost thereof plus a 15% administrative cost.

                                                              Please Initial

   20. Window Treatments. If Tenant desires to install window coverings,
       -----------------
       Landlord must approve them in writing before installation.

   21. Amendment of Rules & Regulations. Landlord reserves the right to amend or
       --------------------------------
       waive any of the foregoing rules or regulation at any time when, in its judgement, it is in the property's best interests and the Tenant's best interests. No such amendment or waiver of any rules and regulation in favor of one Tenant operates as an alteration or waiver in favor of any other Tenant. Landlord is not responsible to any Tenant for the non-observance or violation by any other Tenant of any of these rules and regulations at any time.

                                                              Please Initial

                                    EXHIBIT F
                                   FLOOR PLAN

                             Parker Business Center

                      Buildings 307, 308 and the Connector

                    2500 Sumner Boulevard, Raleigh, NC 27616

                              [TO BE FORTHCOMING.]


                                                              Please Initial

                                    EXHIBIT G

                                  Sign Criteria

                             Parker Business Center

                      Buildings 307, 308 and the Connector

                    2500 Sumner Boulevard, Raleigh, NC 27616




                              [TO BE FORTHCOMING.]


                                                              Please Initial

                                    ADDENDUM

     This Addendum is attached to and incorporated by reference in the lease by and between PARKER-RALEIGH DEVELOPMENT XXX, LLC ("Landlord") and LIPOMED, INC. ("Tenant") dated October 4, 2001 (the "Lease"). In the event of a conflict between the terms and conditions of this Addendum and the Lease, this Addendum shall govern and control. All terms defined in the Lease shall have the same meaning herein. Except as modified herein, all provisions of the Lease shall be in full force and effect.

     The following shall constitute additional provisions or conditions to the
Lease:

     1. Construction of the Premises. The Premises are comprised of Buildings
        ----------------------------
        307 and 308 and the Connector between the Buildings. Tenant desires, and Landlord has agreed, to construct improvements (the "Improvements") to the exterior and interior of the Premises to meet the needs of Tenant's business operations. Landlord will construct the Connector and the Improvements in accordance with construction plans (the "Construction Plans") to be prepared by Landlord's architects and engineers. The Construction Plans for Building 307 will be submitted to Tenant for review and approval within ten (10) days of execution hereof and Tenant shall respond to Landlord with all comments within five (5) days of receipt. Both Landlord and Tenant must approve the Construction Plans within twenty (20) days of execution hereof.

        Within forty-five (45) days of the execution of the Lease, Landlord will deliver to Tenant the Construction Plans for Building 308 and the Connector. Tenant shall have ten (10) days to review and comment on the Construction Plans for Building 308 and the Connector. The parties must agree on the Building 308 and the Connector Construction Plans within sixty (60) days of execution of the Lease. Upon approval, the Construction Plans for Building 307, Building 308, and the Connector will be attached to the Lease as an exhibit and incorporated herein by reference. Landlord and Tenant will work in good faith to agree on the Construction Plans for all the Buildings.

        Interior Improvements: Landlord will provide to Tenant a construction allowance not to exceed thirty dollars ($30) per square foot of the Premises (85,000 square feet) (the "Interior Fit-Up Allowance") for the construction of the interior Improvements. Landlord will construct the interior Improvements in accordance with the Construction Plans. If the cost of the interior Improvements exceeds the Interior Fit-Up Allowance, the excess shall be at Tenant's sole expense. Upon completion of the interior Improvements for each Building and prior to occupancy of each Building, if there is any excess costs over the Interior Fit-Up Allowance, Tenant shall reimburse Landlord in current funds for Landlord's expenses of every kind and nature in connection with construction of the interior Improvements, including, but not limited to, all amounts paid by Landlord to the general contractor for materials, labor, and services, plus overhead and profit of sixteen percent (16%). In the event that the total cost of the interior Improvements is less than the Interior Fit-Up Allowance, the difference shall be applied to Tenant's monthly Base Rent under the Lease.

        Prior to commencement of construction of the interior Improvements for each Building, Landlord will submit to Tenant a breakdown of the construction costs. Within five (5) days of receipt of the breakdown, Tenant may review, in Landlord's offices, Landlord's supporting documentation. The final cost of the interior Improvements for Building 307 must be agreed upon between Landlord and Tenant within thirty (30) days of full execution hereof. The final cost of the interior Improvements for Building 308 and the Connector must be agreed upon within sixty (60) days of execution hereof.

        Exterior Improvements: Landlord will construct the following Improvements to the exterior of the Buildings as shown on the Construction Plans:

     (a)  install edge levelers on four (4) existing docks;

     (b)  replace all other existing dock overhead doors with windows;

     (c) install "spandrel glass" on the exterior ends of the Buildings and the side of the Connector facing Sumner Boulevard;

     (d)  construct the "special entry feature"; and

        (e) construct two outside break areas (each with one thousand (1,000) square feet of concrete pad and two hundred (200) square feet of awning.

     2. Construction Delays. In the event that completion of the Buildings is
        -------------------
        delayed due to any act or omission of Tenant or its agents, including but not limited to, design changes, change orders, failure to timely give an approval or improperly timed activities which are Tenant's responsibility ("Tenant Delay") then, in that event, the Rental Waiver for both Buildings shall be reduced on a day-for-day basis. If the Tenant Delay is longer than fourteen (14) days, Rent shall commence on the anticipated completion dates for each Building (December 15, 2001, for Building 307 and July 1,2002, for Building 308 and the Connector) irrespective of completion of the Improvements or occupancy by Tenant.

        In the event that completion of the Buildings is delayed for any reason other than a Tenant Delay, Rent shall not commence until fifteen (15) days after the Commencement Date for each Building, and otherwise there shall be no other penalty to Landlord.

     3. Rental Waiver. As consideration for Tenant's performance of all
        -------------
        obligations under the Lease, Landlord hereby conditionally waives the Base Rent for the first fourteen (14) days of the Lease Term for each Building, provided Tenant shall not be in default hereunder. Should Tenant at any time during the Lease Term be in default, the total sum of such Base Rent so conditionally waived shall become immediately due and payable by Tenant to Landlord. If at the expiration of this Lease, including any option or renewal periods, Tenant is not in default hereunder, Landlord shall permanently waive payment of the conditionally waived Base Rent. This waiver does not include Common Area Costs Payment, which Tenant shall begin paying on the Commencement Date.

     4. Letter of Credit. Simultaneously with the execution of the Lease, Tenant
        ----------------
        will provide to Landlord a clean, unconditional, irrevocable, payable-at-sight letter of credit, which shall conform, in all material respects, to the form attached hereto as Exhibit H in the stated principal amount of $1,500,000.00, drawn on a bank chartered in North Carolina and approved by Landlord (the "Letter of Credit").

        The Letter of Credit shall name Landlord as its beneficiary and shall remain outstanding until thirty (30) days after the expiration of the Lease Term, including all extensions and renewals. If there shall be an event of default under the Lease, in addition to the remedies set forth in Section 11.2 of the Lease, Landlord shall have the right immediately, without further notice, to draw on the Letter of Credit in whole or in part at Landlord's sole discretion to reimburse Landlord for the default and all related costs. If Landlord elects to allow Tenant to cure the event of default, which Landlord shall not be obligated to do, Tenant must provide to Landlord a replacement letter of credit in the same amount and with the same terms, and pay to Landlord a nonrefundable fee of $5,000.00 to reimburse Landlord for its costs associated with drawing upon the Letter of Credit.

        The Letter of Credit may be reduced as follows:

        (a) on January 1, 2003: to $1,000,000.00 on the condition that Tenant had not less than $2,500,000.00 in gross sales each month for the year 2002 and 2002 annual net income of not less than $5,400,000.00 for 2002, solely from its United States operations, coronary heart disease division (the "US Heart Division");

        (b) on July 1, 2003: to $500,000.00 on the condition that the requirements of (a) were timely met and, in addition, the US Heart Division had not less than $4,000,000.00 in gross sales each month and $6,960,000.00 in net income for the first six (6) months of 2003;

        (c) on January 1, 2004: to an amount equal to two (2) months of the then current Rent on the condition that the requirements of (a) and (b) were timely met and, in addition, that the US Heart Division had not less than $5,000,000.00 in gross sales each month and a net income of $8,700,000.00 for the last six (6) months of 2003. (Subparagraphs (a), (b), (c) are collectively the "Financial Benchmarks").

        The Financial Benchmarks must exclude all inter-company sales, transfers, and other such transactions. The Financial Benchmarks must be based upon examination, by an independent certified public accountant ("CPA") reasonably acceptable to Landlord, of Tenant's audited (unqualified) balance sheets, statements of income, retained earnings and statement of cash flow (collectively "Tenant's Financial Statements") for the years in question. The examination must be made in accordance with generally accepted auditing standards. The CPA must determine in his or her opinion that the Financial Statements present fairly the financial position of the Tenant in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis. The CPA must express an unqualified opinion based on agreed upon procedures, verifying that Tenant's US Heart Division has achieved the applicable Financial Benchmarks. Landlord will respond to Tenant within ten (10) days of receipt of the audited Financial Statements and an acceptable CPA verification. Immediately upon receipt of the audited Financial Statements and Landlord's acceptance of the CPA verification, Tenant may reduce the Letter of Credit.

        The Letter of Credit will remain at two (2) months Rent for the balance of the Lease Term including any renewals and extensions. Tenant may substitute a cash deposit of an equal amount for the Letter of Credit in which case Section 2.8 of the Lease shall apply.

     5. Renewal Options. On the condition that Tenant has fully complied with
        ---------------
        all the terms and conditions of the Lease, and on the further condition that Tenant gives Landlord one hundred eighty (180) days advance written notice of its desire to exercise its option to renew (failure to give notice being an absolute bar to any right on the part of the Tenant to so renew), Landlord hereby gives to Tenant the right to renew this Lease for two (2) terms of five (5) additional years each at the then current Base Rent plus three percent (3%). Thereafter, the Base Rent shall increase annually by three percent (3%). The Common Area Costs shall be at Landlord's then current rate. Except as provided above for Base Rent, the same terms and conditions as set forth in the Lease shall govern the parties' rights and obligations during the renewal term.

     6. Expansion Options. To accommodate Tenant's expansion needs, Landlord
        -----------------
        hereby gives Tenant an option to lease (the "Expansion Option") up to one hundred percent (100%), but not less than fifty percent (50%), of a building of approximately one-hundred thousand ( 100,000) square feet, or of whatever size the City of Raleigh will allow (the "Expansion Building") to be constructed by Landlord on the land shown on the attached Exhibit B-1. The initial term of the Expansion Option shall commence upon the Commencement Date hereof and shall automatically expire on January 1, 2003. The Expansion Option shall be at no cost to Tenant for the initial term.

        If Tenant elects to lease the Expansion Building, such lease shall contain substantially the same terms and conditions as in this Lease with the specific business terms to be agreed upon between the parties within thirty (30) days of receipt of detailed plans and specifications for the Tenant Improvements. Landlord will provide to Tenant a "bid" to construct the new building and all improvements. If Tenant elects to lease one hundred percent (100%) of the Expansion Building, Tenant may obtain bids for the construction from two other qualified, licensed, general contractors. If Tenant wishes to use one of the other contractors, Tenant must submit the bid and all supporting and related documentation to Landlord. Upon receipt of the competing bid with supporting documentation, Landlord will have thirty (30) days to notify Tenant as to whether Landlord will match the bid or allow Tenant to use the other contractor. If Landlord elects to allow Tenant to use the other contractor, Tenant must do so and, prior to commencing construction, must deliver to Landlord a letter of credit in the amount of the bid and in the form required by the Lease as shown on Exhibit H. If Tenant elects to lease less than one hundred percent (100%) of the Expansion Building, Tenant must use Landlord for all construction.

        All negotiations concerning the Expansion Option must be conducted in good faith with the parties using their best efforts to reach an agreement. All negotiations and a fully executed lease must be completed prior to the expiration of the Expansion Option term (initial or extended, as applicable), failure to do so being an absolute bar of Tenant's rights under the Expansion Option. Time is of the essence with regard to the Expansion Option

     7. Tenant's Right to Audit. Tenant shall have the right to audit Landlord's
        -----------------------
        Books and Records upon the following conditions:

        a. So long as no event of default by Tenant has occurred beyond any applicable cure periods, nor any other event with which the passage of time or the giving of notice, or both, would constitute an event of default by Tenant, under this Lease, Tenant, or its representative, shall have the right, at Tenant's sole expense, to inspect and copy Landlord's books and records relating to any Common Area Cost reconciliation statement (the "Reconciliation Statement") for the purpose of verifying the information contained therein (the "Tenant Audit"), provided that:

          i.    Tenant shall have sent notice, in writing, no later than ninety
                (90) days after receipt of the Reconciliation Statement to be verified, of its desire to conduct the Tenant Audit (the "Audit Notice");

          ii. The Audit Notice identifies with specificity the particular item(s) in the Reconciliation Statement that the Tenant believes is/are incorrect; and,

          iii.  Tenant has paid the Reconciliation Statement in full.

     b.   Procedures for Review.

          i.    The Tenant Audit shall be conducted only:

                (A) By an independent firm of certified public accountants of national standing that is not being compensated by Tenant on a contingency fee basis; and

                (B) During regular business hours at the office where Landlord maintains its books and records.

          ii. The Tenant Audit shall commence by no later than thirty (30) days after Landlord's receipt of the Audit Notice, and shall be completed within five (5) business days after such commencement.

          iii. A copy of the results of the Tenant Audit shall be delivered to Landlord within thirty (30) days after the completion of the Tenant Audit.

     c. Waiver. If Tenant fails to timely request the Tenant Audit as required by subparagraph (a) hereof, or the results of the Tenant Audit are not timely delivered to Landlord as required by subparagraph (b) hereof, or Tenant fails to follow any of the procedures set forth in subparagraph (b) hereof, then such Reconciliation Statement shall be deemed to have been approved and accepted by Tenant as correct.

     d.   Limitations on Tenant Audit.

          i. The Tenant Audit shall be limited strictly to those items in the Reconciliation Statement that Tenant has specifically identified in writing as being allegedly incorrect.

          ii. Tenant shall not be entitled to inspect any of Landlord's books and records that apply to any prior Reconciliation Statements or to any calendar year other than the year covered by the most recent Common Area Cost Reconciliation Statement delivered to Tenant unless Tenant was due a credit for an overpayment (pursuant to subparagraph (f) hereof) in a Tenant Audit of a Reconciliation Statement, and then solely:

                (A) in connection with the same specific item that was the subject of the previous Tenant Audit in which Tenant was due a credit; and

                (B) for the two (2) years immediately preceding the calendar year for which Tenant was due a credit in such inspection, but in no event shall Tenant be entitled to conduct an inspection for a period earlier than three (3) years prior to the year in which Landlord delivers the most recent Reconciliation Statement.

          iii. Tenant shall be entitled to no more than one (1) Tenant Audit per calendar year.

          iv. no subtenant has any right to conduct a Tenant Audit and no assignee shall conduct a Tenant Audit for any period during which such assignee was not in possession of the Premises.

          v. once having conducted a Tenant Audit with respect to a specific item of a Reconciliation Statement in any year, Tenant shall have no right to conduct another Tenant Audit of the same specific item for such year.

          vi. if Tenant violates this Lease at any time during the Tenant Audit, the Tenant Audit shall immediately cease and the matters originally set forth in the Common Area Cost Reconciliation Statement shall be deemed to be correct.

     e. Confidential Information. Tenant acknowledges and agrees that any records reviewed under this Clause constitute confidential information of Landlord, which shall not be disclosed to anyone other than:

          i.    the auditor performing the Tenant Audit;

          ii. the principals of Tenant who receive the results of the Tenant Audit. Tenant further acknowledges and agrees that the disclosure of information to any other person, whether by Tenant or anyone acting on behalf of Tenant, shall constitute a material breach of this Lease. Accordingly, Tenant and its auditor shall execute and deliver to Landlord a confidentiality agreement prepared by Landlord, in favor of Landlord, prior to any Tenant Audit.

          f. Overpayment. In the event that the results of the Tenant Audit reveal that Tenant has overpaid its obligations and is due a credit for a preceding period, Landlord shall credit the amount due against Tenant's next installment(s) of its obligations of estimated Common Area Costs Payments. Tenant will not have the right to terminate the Lease on account of an overpayment.

          g. Under-billing. In the event that, as a result of the Tenant Audit, it is ascertained that Tenant has been under-billed for a preceding period, Tenant shall pay the amount of such under-billing to Landlord with the next installment obligation of estimated Common Area Costs Payments.

          h. Costs of Tenant Audit. Tenant shall pay Landlord, on demand and as Additional Rent, Landlord's invoice for:

               i.   the photocopying of documents;

               ii.  the retrieval of documents from Landlord's storage archives;

               iii. the time spent by Landlord's employees in supervising, coordinating, and cooperating with the Tenant Audit;

               iii. any other expenses of Landlord incidental to the Tenant
                    Audit: and,

               iv. in the event the Tenant Audit reflects that Tenant has been overcharged by Landlord by an amount greater than five percent (5%) of the total charge, Landlord shall reimburse Tenant for the reasonable cost of the Tenant Audit.



                   [END OF DOCUMENT; SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the parties have executed this Addendum causing their respective seals to be affixed hereto.

     EXECUTED by Tenant on ___________________, 2001, and by Landlord on October
                                                                         -------
4, 2001, to be effective upon full execution by Landlord and Tenant.
-

                                      LANDLORD:

                                      PARKER-RALEIGH DEVELOPMENT XXX, LLC
                                      By: Parker Lincoln Developers, Inc.,
                                              its Managing Agent

ATTEST:

/s/ Vickie B. Poor                    By:/s/ David L. Brady, CEO      (SEAL)
---------------------------              -----------------------------

Asst.  Secretary                               Vice President

(CORPORATE SEAL)





                                      TENANT:

                                      LIPOMED, INC.,
                                      a Delaware corporation

ATTEST:

/s/  James Otvos                      By: /s/ Richard A. Franco       (SEAL)
---------------------------              -----------------------------

James Otvos  Secretary                        Chairman

(CORPORATE SEAL)                      Name: Richard A. Franco
                                            --------------------------
                                                   Type or Print